Exhibit 99.1

FOR IMMEDIATE RELEASE:

February 22, 2024

NiSource Announces Two-Year $900 Million At-The-Market (ATM)

Equity Issuance Program

MERRILLVILLE, Ind. – NiSource Inc. (NYSE: NI) (“NiSource”) announced today that it has established an “at-the-market” (“ATM”) equity offering program under which it may sell shares of its common stock having an aggregate gross sales price of up to $900 million through December 31, 2025.

NiSource has entered into separate equity distribution agreements with each of Barclays Capital Inc., BMO Capital Markets Corp., BofA Securities, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC in their respective capacities as sales agents and as forward sellers (collectively, the “Agents”). Pursuant to these agreements, sales of shares of NiSource’s common stock may be offered and sold by any method or payment permitted by law to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including by means of ordinary brokers’ transactions on the New York Stock Exchange, the existing trading market for shares of NiSource’s common stock, or otherwise at market prices prevailing at the time of sale, or sales made to or through a market maker or through an electronic communications network.

In addition to the issuance and sale of shares of its common stock through the Agents, NiSource may also enter into forward sale agreements under a separate master forward sale confirmation and related supplemental confirmation with the Agents or certain of their respective affiliates, each in their capacity as forward purchasers (collectively, the “Forward Purchasers”). In connection with each forward sale agreement, the relevant Forward Purchaser (or its affiliate) will, at NiSource’s request, attempt to borrow from third parties and, through the relevant Agent, sell a number of shares of NiSource’s common stock equal to the number of shares that underlie the forward sale agreement to hedge such forward sale agreement.

NiSource intends to use the proceeds from the sales, if any, of the shares of its common stock for general corporate purposes, including to finance capital expenditures, for working capital and to repay existing indebtedness.

A registration statement relating to these securities is effective under the Securities Act. The offering is being made by means of a prospectus supplement to the prospectus contained in the registration statement. Before making an investment in these securities, potential investors should read the prospectus supplement and the accompanying prospectus for more complete information about NiSource and the offering. Potential investors may obtain these documents for free by visiting EDGAR on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Alternatively, potential investors may contact any Agent participating in the offering, who will arrange to send them these documents: Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, barclaysprospectus@broadridge.com, (888) 603-5847; BMO Capital Markets Corp., Attn: Equity Syndicate Department, 151 W 42nd Street, 32nd Floor, New York, NY 10036, email: bmoprospectus@bmo.com; BofA Securities, NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com; Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing Prospectus-ny@ny.email.gs.com; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, Telephone: (866) 803-9204; Morgan Stanley at Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; MUFG Securities Americas Inc., 1221 Avenue of the Americas, 6th Floor, New York, New York 10020-1001; Wells Fargo Securities, 90 South 7th Street, 5th Floor, Minneapolis, MN 55402, at 800-645-3751 (option #5) or email a request to WFScustomerservice@wellsfargo.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.3 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. The mission of our approximately 7,400 employees is to deliver safe, reliable energy that drives value to our customers. NiSource is a member of the Dow Jones Sustainability—North America Index and is on Forbes lists of America’s Best Employers for Women and Diversity. Learn more about NiSource’s record of leadership in sustainability, investments in the communities it serves and how we live our vision to be an innovative and trusted energy partner at www.NiSource.com. NI-F

The content of our website is not incorporated by reference into this document or any other report or document NiSource files with the Securities and Exchange Commission (“SEC”).

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FOR ADDITIONAL INFORMATION

Media	Investors
Lynne Evosevich	Christopher Turnure	Michael Weisenburger
Corporate Media Relations	Investor Relations	Investor Relations
(724) 288-1611	(614) 404-9426	(614) 202-2595
levosevich@nisource.com	cturnure@nisource.com	mweisenburger@nisource.com

Forward-Looking Statements

This press release contains “forward-looking statements,” within the meaning of Section 27A of the Securities, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements in this press release include, but are not limited to, the anticipated use of proceeds and any and all underlying assumptions and other statements that are other than statements of historical fact. Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “would,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “forecast,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this press release include, among other things, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to work successfully with our third-party investors; our ability to adapt to, and manage costs related to, advances in technology, including alternative energy sources and changes in laws and regulations; our increased dependency on technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demand; our ability to attract, retain or re-skill a qualified, diverse workforce and maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance and quality of third-party suppliers and service providers; potential cybersecurity attacks or security breaches; increased requirements and costs related to cybersecurity; any damage to our reputation; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our Net Zero Goal (as defined in our Annual Report on Form 10-K for the year ended December 31, 2023); our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; adverse economic and capital market conditions, including increases in inflation or interest rates, recession, or changes in investor sentiment; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; compliance with changes in, or new interpretations of applicable laws, regulations and tariffs; the cost of compliance with environmental laws and regulations and the costs of associated liabilities; changes in tax laws or the interpretation thereof; and other matters set forth in Item 1, “Business,” Item 1A, “Risk Factors” and Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our subsequent SEC filings, some of which risks are beyond our control.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.